Financial results	12 Months Ended
Dec. 31, 2021
Financial results
Financial results

6. Financial results

	Year ended December 31,
	2021	2020	2019
Financial income
Short‐term investments	226	129	247
Others (i)	111	178	206
	337	307	453
Financial expenses
Loans and borrowings gross interest	(671)	(742)	(943)
Capitalized loans and borrowing costs	59	70	140
Participative stockholders' debentures	(716)	(1,565)	(1,475)
Interest on REFIS	(54)	(55)	(154)
Interest on lease liabilities	(63)	(65)	(71)
Financial guarantees (ii)	312	(468)	(353)
Expenses with cash tender offer repurchased	(63)	—	(265)
Others	(457)	(366)	(563)
	(1,653)	(3,191)	(3,684)
Other financial items, net
Net foreign exchange gains (losses)	408	(549)	71
Derivative financial instruments (note 20)	(23)	(1,210)	244
Reclassification of cumulative translation adjustments to the income statement (notes 2 and 15)	4,326	—	—
Indexation losses, net	(276)	(170)	(477)
	4,435	(1,929)	(162)
Total	3,119	(4,813)	(3,393)

(i) 2020 includes amounts related to Eletrobras contingent assets in the amount of US$59 (note 28e).

(ii) Refers to the fair value adjustments on financial guarantees given to associates due to their rating improvement, leading to a decrease in the probability of default on the guaranteed loans (notes 15c and 23e).

Accounting policy

Transactions in foreign currencies are translated into the functional currency using the exchange rate prevailing at the transaction date. The foreign exchange gains and losses resulting from the translation at the exchange rates prevailing at the end of the year are recognized in the income statement as “financial income or expense”. The exceptions are transactions related to qualifying net investment hedges or items that are attributable to part of the net investment in a foreign operation, for which gains, and losses are recognized as a component of other comprehensive income.